Table of Contents
  USAA Family of Funds                                              1
  Message from the President                                        2
  Investment Review                                                 4
  Message from the Manager                                          5
  Financial Information:
    Portfolio of Investments                                        8
    Notes to Portfolio of Investments                              12
    Statement of Assets and Liabilities                            13
    Statement of Operations                                        14
    Statements of Changes in Net Assets                            15
    Notes to Financial Statements                                  16






Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.




USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


The last half of 1998 was a fascinating time in the financial markets. While the press, as usual, devoted most of its attention to stock markets, the income markets were perhaps even more interesting.

The turmoil in foreign debt markets coupled with the problems of a notable hedge fund, set off an almost incredible wave of events. I use the word "wave" because it so well describes the reaction that occurred in the U.S. Treasury securities market. We see this in the chronology of yields on the 30-year Treasury bond:

                 U.S. Treasury               30-year Yield
                 -----------------------------------------
                 August 3, 1998                   5.66%
                 September 1, 1998                5.34%
                 October 1, 1998                  4.88%
                 November 2, 1998                 5.24%
                 December 1, 1998                 5.03%


And, as this is being written in early March 1999, the 30-year bond has returned to the level of August 1998.

These seemingly dry numbers tell a story that is filled with terror. This was a flight to quality and a flight away from anything that smacked of risk. It is a reminder that mutual funds are not bank accounts. They are conduits to securities markets, and those markets must function every day. If the world is in turmoil, that functioning will be rocky, but that does not mean all is bad. If you owned Russian or Brazilian bonds it was bad. But if you owned U.S. Treasuries it was absolutely wonderful.

That is the great lesson here. A tumultuous market produces winners as well as losers because money must flow somewhere. That's one reason we diversify. That's one reason we don't pay much attention to doomsayers.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Past performance is no guarantee of future results.





Investment Review

USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Primarily income-producing securities selected for their high yields relative to the risk involved.


--------------------------------------------------------------------------------
                                            7/31/98             1/31/99
================================================================================
  Net Assets                           $1,751.6 Million     $1,733.3 Million
  Net Asset Value Per Share                 $12.88               $12.57
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
================================================================================
  7/31/98 to 1/31/99          1 Year           5 Years          10 Years
        4.52%(+)               8.01%            7.59%             9.80%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt A Rated Average for the period of 01/31/89 through 01/31/99. The data points from the graph are as follows:

               USAA Income            Lehman Brothers         Lipper Corp. Debt
                  Fund             Aggregate Bond Index        A Rated Average
              -------------        --------------------       ------------------

01/89            $10,000                   $10,000                    $10,000
07/89             11,092                    10,993                     10,888
01/90             11,274                    11,156                     10,940
07/90             11,806                    11,771                     11,465
01/91             12,407                    12,454                     11,976
07/91             13,258                    13,030                     12,580
01/92             14,390                    14,077                     13,686
07/92             15,489                    14,956                     14,639
01/93             16,266                    15,621                     15,288
07/93             17,346                    16,477                     16,308
01/94             17,657                    17,049                     16,938
07/94             16,760                    16,492                     16,128
01/95             17,140                    16,654                     16,206
07/95             18,711                    18,159                     17,725
01/96             20,781                    19,476                     19,117
07/96             19,792                    19,165                     18,636
01/97             21,012                    20,112                     19,582
07/97             22,197                    21,228                     20,736
01/98             23,569                    22,268                     21,684
07/98             24,354                    22,898                     22,258
01/99             25,464                    24,067                     23,174

Data from 1/31/89 through 1/31/99

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.





Message from the Manager

[PORTFOLIO MANAGER: JOHN W. SAUNDERS, JR., CFA, APPEARS HERE]

MARKET CONDITIONS AND PERFORMANCE
The high volatility in the bond market during this reporting period can be seen in the chart below showing interest yields for the 30-year U.S. Treasury bond.(1)



                         30-YEAR U.S. TREASURY BOND YIELD

A chart in the form of a line graph appears here, illustrating the performance of a 30-year U.S. Treasury Bond Yield for the period 07/31/98 through 01/31/99. The data points from the graph are as follows:

07/31/98          5.71%
08/17/98          5.60%
08/31/98          5.35%
09/15/98          5.35%
09/30/98          5.12%
10/05/98          4.85%
10/15/98          5.12%
10/30/98          5.27%
11/16/98          5.42%
11/30/98          5.25%
12/15/98          5.26%
12/31/98          5.31%
01/15/99          5.33%
01/29/99          5.27%



Beginning with the Russian government bond default in mid-August, a "flight to quality" started a strong rally in U. S. Treasury bonds moving interest yields lower. This rally accelerated when some highly leveraged hedge funds(2) collapsed. The result was unsustainably lower interest yields on U. S. Treasury bonds while liquidity in the rest of the bond market vanished when its dealers refused to bid for bonds. This lack of liquidity caused interest rates in the rest of the bond market to move sharply higher. A rally in the Japanese yen in October caused several hedge funds to sell U.S. Treasury bonds reversing the diverging trend and forcing Treasury bond yields higher. As the dust has settled, interest rates are lower on balance but not as low as they were in early October. Average maturities in the Fund's bond portfolio were shortened to reduce price volatility in this turbulent period. For the 1-year period ending January 31, 1999, your Fund ranked 27 out of 154 funds in the Lipper Corporate Debt A Rated Bond Fund category in which the Fund's performance is measured.(3) The average return for all funds in the category was 6.92%.

(1) The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

(2) A private investment pool for wealthy investors that, unlike a mutual fund, is exempt from SEC regulation.

(3) For the 5- and 10- year periods ending January 31, 1999, the Fund ranked 6 out of 81 and 3 out of 42 funds in the Corporate Debt-A Rated Bond Fund category respectively. Fund rankings awarded by Lipper Analytical Services, Inc., are based on total returns.



PORTFOLIO
As of January 31, 1999, the Fund's portfolio mix as percentages of net assets was 5.2% U.S. Treasury bonds, 8.1% U.S. Government Agency bonds, 50.1% agency mortgage pass-through securities, 27.3% corporate bonds, and 8.4% preferred stocks.

OUTLOOK
The Federal Reserve has overtly announced an "easing" in monetary policy with its three reductions since late September in both the Fed Funds target rate and its own discount window rate. We would not expect any additional easing for a while because the economy is continuing to do quite well. The first quarter for 1999 is showing similar strength to that seen in the past three years. Interest rates have stabilized in a trading range of 5% to 5.4% on the current 30-year U.S. Treasury bond. This relative stability should continue through the first quarter. We continue to focus on maintaining a high level of income in the Fund to enhance the compounding of potential returns that accrue through reinvestment of income. These compounding returns have the greatest impact in a tax-deferred retirement account such as an IRA. Over half of the Income Fund's accounts are retirement accounts.

Past performance is no guarantee of future results.




  ------------------------------------------------------------
                        TOP 10 SECURITIES
                        (% OF NET ASSETS)
  ------------------------------------------------------------

                          Coupon Rate %     % Of Net Assets
                          -------------     ---------------
  Federal Home Loan Bank      5.575              5.9
  U.S. Treasury Bond          7.875              5.2
  GNMA                        6.00               5.2
  GNMA                        7.50               2.2
  FNMA MTN                    5.65               2.2
  GNMA                        7.50               2.0
  GNMA                        6.50               1.9
  GNMA                        6.00               1.9
  GNMA                        7.50               1.8
  GNMA                        7.50               1.5
  ------------------------------------------------------------

  See page 8 for a complete listing of the Portfolio of Investments.




USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)



                                                                                Market
  Number                                                                         Value
of Shares                         Security                                       (000)
-----------------------------------------------------------------------------------------
                             PREFERRED STOCKS (8.4%)
  57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                     $    1,475
 483,800   Avalon Bay Communities, Inc., "C", 8.50% cumulative redeemable         11,944
 421,240   Avalon Bay Communities, Inc., "D", 8.00% cumulative redeemable         10,347
 103,107   Avalon Bay Communities, Inc., "F", 9.00% cumulative redeemable          2,603
 444,526   Avalon Bay Communities, Inc., "G", 8.96% cumulative redeemable         11,335
 211,268   Duke Realty Investments, Inc. depositary shares "A",
              9.10% cumulative redeemable                                          5,651
 332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                          8,379
  40,000   Equity Residential Properties Trust depositary shares "B",
              9.125% cumulative redeemable                                         1,040
 575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                        15,058
 142,500   Equity Residential Properties Trust depositary shares "F",
              8.29% cumulative redeemable                                          7,267
 115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                          2,991
 452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                         10,636
 412,000   Gables Residential Trust "A", 8.30% cumulative redeemable               9,965
 250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                 12,969
  46,060   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                   1,163
 338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                  16,586
 200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable         5,213
  46,075   United Dominion Realty Trust, Inc. depositary shares "A",
              9.25% cumulative redeemable                                          1,129
 400,000   United Dominion Realty Trust, Inc. depositary shares "B",
              8.60% cumulative redeemable                                         10,400
----------------------------------------------------------------------------------------
            Total preferred stocks (cost: $146,902)                              146,151
----------------------------------------------------------------------------------------




                          CORPORATE OBLIGATIONS (27.3%)

  Principal                                                                              Market
   Amount                                                   Coupon                       Value
    (000)                   Security                         Rate         Maturity       (000)
-----------------------------------------------------------------------------------------------
$  9,000   Aluminum Co. of America, Notes                     5.75%        2/01/2001      9,104
   1,500   American General Finance Corp., Senior Notes       5.88         7/01/2000      1,510
  15,000   American General Finance Corp., Senior Notes       5.88         7/15/2001     15,165
  10,000   Associates Corp. of North America, Senior Notes    5.90         6/23/2000     10,074
   8,000   Associates Corp. of North America, Senior Notes    6.25        11/01/2008      8,342
  20,000   AT&T Capital Corp., MTN                            7.50        11/15/2000     20,392
  15,000   Avco Financial Services, Inc., Senior Notes        6.00         8/15/2002     15,245
  20,000   BankBoston N.A., MTN                               6.38         4/15/2008     20,184
   5,000   Caliber Systems, Inc., Notes                       7.80         8/01/2006      5,362
  10,000   Caterpillar Financial Services Corp.,
            MTN, Series F                                     5.83        10/16/2000     10,047
  10,000   Chase Manhattan Corp., Subordinated Notes          6.13        10/15/2008     10,281
  15,000   Chase Manhattan Corp., Subordinated Notes          7.13         2/01/2007     16,313
  14,000   Chrysler Financial Corp., MTN                      6.05         3/06/2001     14,151
  10,000   Comdisco, Inc., MTN, Series G                      6.02         6/26/2000      9,983
   4,900   Consolidated Rail Corp., Debentures                9.75         6/15/2020      6,526
  20,000   Cummins Engine Co., Inc., MTN, Series A            6.45         3/01/2005     19,592
  10,000   Finova Capital Corp., MTN                          6.00         1/07/2004     10,021
  15,000   First Union Corp., Subordinated Notes              7.50         7/15/2006     16,667
  15,000   Ford Motor Credit Co.                              6.25        11/08/2000     15,204
   4,875   Ford Motor Credit Co., MTN                         5.99         2/27/2001      4,932
  10,000   General Electric Capital Corp., MTN, Series A      5.72         7/16/2001     10,104
  10,000   General Electric Credit Corp., MTN                 5.73         6/19/2000     10,065
  11,560   General Motors Acceptance Corp., MTN               5.95         4/20/2001     11,681
  15,000   Heller Financial, Inc., MTN                        5.93         7/24/2000     14,999
  20,000   Household Finance Corp., Notes                     7.25         5/15/2006     21,723
  20,000   IBM, Corp., MTN                                    5.76         7/10/2000     20,190
  15,000   John Deere Capital Corp., MTN                      5.75         7/13/2000     15,007
  10,000   MBNA Corp.                                         6.75         3/15/2008     10,032
  10,000   Mellon Financial Co., Senior Notes                 6.30         6/01/2000     10,122
  20,000   Merrill Lynch & Co., MTN, Series B                 6.00        10/11/2005     20,197
  10,000   Nationsbank Charlotte NC, N.A., Notes              5.86         5/26/2000     10,043
   5,000   Newell Co., MTN                                    6.18         7/11/2000      5,053
   6,500   Provident Bank, Bank Notes                         6.13        12/15/2000      6,559
  10,000   Province of Quebec, Debentures                     6.50         1/17/2006     10,501
  15,000   Province of Quebec, Global Debentures              7.00         1/30/2007     16,302
  15,000   Waste Management, Inc., Notes                      7.00        10/15/2006     15,862
  15,000   Weingarten Realty Investors, MTN, Series A         6.00         8/10/2001     14,942
   9,000   Wells Fargo & Co., Subordinated Notes              6.88         4/01/2006      9,687
-----------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $455,832)                                472,164
-----------------------------------------------------------------------------------------------




 Principal                                                            Market
  Amount                                                              Value
  (000)                        Security                               (000)
-------------------------------------------------------------------------------
                     U.S. GOVERNMENT & AGENCY ISSUES (63.4%)
            Federal Home Loan Bank Bond (5.9%)
$ 101,570   5.575%, 6/22/2000                                       $  102,310
-------------------------------------------------------------------------------

            Federal National Mortgage Assn. (10.2%)
   54,588   7.00%, 9/01/2022 - 9/01/2023                                55,882
  117,480   7.50%, 2/01/2022 - 2/01/2023                               121,269
------------------------------------------------------------------------------
                                                                       177,151
------------------------------------------------------------------------------

            Federal National Mortgage Assn., MTN (2.2%)
   37,560   5.65%, 6/12/2000                                            37,863
------------------------------------------------------------------------------

            Government National Mortgage Assn. (39.9%)
  194,485   6.00%, 7/15/2028 - 10/15/2028                              193,348
   99,337   6.50%, 6/15/2023 - 5/15/2028                               100,657
   75,750   7.00%, 5/15/2023 - 3/15/2026                                77,866
  308,354   7.50%, 9/15/2022 - 5/15/2027                               319,468
------------------------------------------------------------------------------
                                                                       691,339
------------------------------------------------------------------------------

            U.S. Treasury Bonds (5.2%)
   68,444   7.875%, 2/15/2021                                           90,539
------------------------------------------------------------------------------
            Total U.S. government & agency issues
              (cost: $1,059,753)                                     1,099,202
------------------------------------------------------------------------------
            Total investments (cost: $1,662,487)                    $1,717,517
==============================================================================




                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            U.S. Government                                     63.4%
            Real Estate Investment Trusts                        9.3
            Finance - Consumer                                   5.8
            Finance - Diversified                                4.2
            Banks - Major Regional                               3.3
            Banks - Money Center                                 3.1
            Foreign Government                                   1.5
            Machinery - Diversified                              1.4
            Investment Banks / Brokerage                         1.2
            Computer - Hardware                                  1.2
            Heavy Duty Trucks & Parts                            1.1
            Other                                                3.6
                                                                ----
                                                                99.1%
                                                                ====




USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

PORTFOLIO DESCRIPTION ABBREVIATION
     MTN    Medium-Term Note

See accompanying notes to financial statements.




USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
January 31, 1999
(Unaudited)


ASSETS
   Investments in securities, at market value (identified cost of $1,662,487)       $1,717,517
   Cash                                                                                    265
   Receivables:
      Capital shares sold                                                                  625
      Dividends and interest                                                            16,023
                                                                                    ----------
         Total assets                                                                1,734,430
                                                                                    ----------

LIABILITIES
   Capital shares redeemed                                                                 566
   USAA Investment Management Company                                                      360
   USAA Transfer Agency Company                                                            162
   Accounts payable and accrued expenses                                                    65
                                                                                    ----------
         Total liabilities                                                               1,153
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,733,277
                                                                                    ==========

REPRESENTED BY:
   Paid-in capital                                                                  $1,680,246
   Accumulated undistributed net investment income                                      (1,509)
   Accumulated net realized loss on investments                                           (490)
   Net unrealized appreciation of investments                                           55,030
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,733,277
                                                                                    ==========
   Capital shares outstanding                                                          137,869
                                                                                    ==========
   Authorized shares of $.01 par value                                                 270,000
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    12.57
                                                                                    ==========

See accompanying notes to financial statements.






USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Six-month period ended January 31, 1999
(Unaudited)



Net investment income:
   Income:
      Dividends                                                  $      6,298
      Interest                                                         52,951
                                                                 ------------
         Total income                                                  59,249
                                                                 ------------
   Expenses:
      Management fees                                                   2,165
      Transfer agent's fees                                               879
      Custodian's fees                                                    121
      Postage                                                              64
      Shareholder reporting fees                                           27
      Directors' fees                                                       2
      Registration fees                                                    58
      Professional fees                                                    18
      Other                                                                15
                                                                 ------------
         Total expenses                                                 3,349
                                                                 ------------
            Net investment income                                      55,900
                                                                 ------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                   42,464
   Change in net unrealized appreciation/depreciation                 (19,449)
                                                                 ------------
            Net realized and unrealized gain                           23,015
                                                                 ------------
Increase in net assets resulting from operations                 $     78,915
                                                                 ============

See accompanying notes to financial statements.




USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)
Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)




                                                                    1/31/99        7/31/98
                                                                  -------------------------
From operations:
   Net investment income                                          $   55,900     $  113,310
   Net realized gain on investments                                   42,464         31,778
   Change in net unrealized appreciation/depreciation of
      investments                                                    (19,449)        14,142
                                                                  -------------------------
      Increase in net assets resulting from operations                78,915        159,230
                                                                  -------------------------
Distributions to shareholders from:
   Net investment income                                             (58,072)      (112,714)
                                                                  -------------------------
   Net realized gains                                                (63,044)           -
                                                                  -------------------------
From capital share transactions:
   Proceeds from shares sold                                         134,365        192,405
   Shares issued for dividends reinvested                            102,962         91,639
   Cost of shares redeemed                                          (213,423)      (241,967)
                                                                  -------------------------
      Increase in net assets from capital share
         transactions                                                 23,904         42,077
                                                                  -------------------------
Net increase (decrease) in net assets                                (18,297)        88,593
Net assets:
   Beginning of period                                             1,751,574      1,662,981
                                                                  -------------------------
   End of period                                                  $1,733,277    $ 1,751,574
                                                                  =========================
Undistributed net investment income included in net assets:
   End of period                                                  $   (1,509)   $       663
                                                                  =========================
Change in shares outstanding:
   Shares sold                                                        10,464         15,116
   Shares issued for dividends reinvested                              8,102          7,216
   Shares redeemed                                                   (16,690)       (18,992)
                                                                  -------------------------
      Increase in shares outstanding                                   1,876          3,340
                                                                  =========================

See accompanying notes to financial statements.





USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in securities that have high yields relative to the risk involved.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the CAPCO agreements, the Fund may borrow from CAPCO an amount under both agreements combined of up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $382.0 million and $421.5 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $60.2 million and $5.2 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1999, the Association and its affiliates (including related employee benefit plans) owned 17.4 million shares (12.6%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) YEAR 2000
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                                 Six-month                                                                     Ten-month
                                Period Ended                                                                 Period Ended
                                January 31,                         Year Ended July 31,                         July 31,
                               ------------------------------------------------------------------------------------------
                                  1999             1998            1997             1996         1995             1994
                               ------------------------------------------------------------------------------------------
Net asset value at
   beginning of period         $    12.88      $    12.54      $    11.97      $    12.11      $    11.67      $    13.28
Net investment income                 .41             .85             .83             .83             .84             .72
Net realized and
   unrealized gain (loss)             .16             .33             .57            (.13)            .45           (1.30)
Distributions from net
   investment income                 (.42)           (.84)           (.83)           (.84)           (.85)           (.78)
Distributions of realized
   capital gains                     (.46)            -               -               -               -              (.25)
                               ------------------------------------------------------------------------------------------
Net asset value at
   end of period               $    12.57      $    12.88      $    12.54      $    11.97      $    12.11      $    11.67
                               ==========================================================================================
Total return (%)*                    4.52            9.72           12.15            5.78           11.64           (4.52)
Net assets at
   end of period (000)         $1,733,277      $1,751,574      $1,662,981      $1,737,306      $1,755,171      $1,718,934
Ratio of expenses to
   average net assets (%)             .37(a)          .38             .39             .40             .41             .41(a)
Ratio of net investment
   income to average net
   assets (%)                        6.20(a)         6.62          6.76              6.64            7.27            6.98(a)
Portfolio turnover (%)              21.76           47.35(b)      57.50(b)          81.26(b)        30.86b          25.36(b)

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) At times, before the current period, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:





                              Six-month                                                       Ten-month
                             Period Ended                                                   Period Ended
                              January 31,                Year Ended July 31,                   July 31,
                             ---------------------------------------------------------------------------
                                 1999        1998        1997          1996         1995         1994
                             ---------------------------------------------------------------------------
Portfolio turnover (%)            NA         42.11         22.07        44.69         9.09        16.79
Purchases and sales of
   this type are as follows:
Purchases (000)                   NA      $ 88,811      $593,587     $648,396     $360,943     $155,322
Sales (000)                       NA      $ 88,915      $594,283     $649,193     $361,366     $155,497




DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777